Final Asset Purchase Agreement Health Net / Cognizant Confidential ______________________________________________________________________________ ASSET PURCHASE AGREEMENT By and Between Health Net, Inc., a Delaware corporation as Seller and Cognizant Healthcare Services, LLC, a Delaware limited liability company as Buyer Dated as of November 2, 2014 ______________________________________________________________________________ “***” = CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Final Asset Purchase Agreement - i - Health Net / Cognizant Confidential TABLE OF CONTENTS Page ARTICLE I PURCHASE AND SALE ................................................................................................. 1 1.1 Purchase and Sale of Assets ......................................................................................................... 1 1.2 Assumption of Liabilities ............................................................................................................. 2 1.3 Excluded Assets ............................................................................................................................ 2 1.4 ***1.5 .................................................................................................. Conveyance of Acquired Assets 2 1.6 Purchase Price ............................................................................................................................... 2 1.7 The Closing ................................................................................................................................... 2 1.8 Closing Deliverables ..................................................................................................................... 3 1.9 [Reserved] ..................................................................................................................................... 4 1.10 Closing Conditions ....................................................................................................................... 4 1.11 Responsibility for the Closing Conditions .................................................................................... 5 1.12 Waiver of Closing Conditions ...................................................................................................... 5 1.13 Termination Prior to Closing ........................................................................................................ 5 1.14 Effect of Termination Prior to Closing ......................................................................................... 6 ARTICLE II REPRESENTATIONS AND WARRANTIES OF SELLER ...................................... 6 2.1 Organization and Qualification ..................................................................................................... 6 2.2 Authorization ................................................................................................................................ 6 2.3 No Violation ................................................................................................................................. 7 2.4 Intellectual Property Rights .......................................................................................................... 7 2.5 Litigation ....................................................................................................................................... 8 2.6 Brokers’ Fees ................................................................................................................................ 8 2.7 DISCLAIMERS .......................................................................................................................... 9 ARTICLE III REPRESENTATIONS AND WARRANTIES OF BUYER ...................................... 9 3.1 Organization and Qualification ..................................................................................................... 9 3.2 Authorization ................................................................................................................................ 9 3.3 No Violation ............................................................................................................................... 10 3.4 Financing .................................................................................................................................... 10 3.5 Brokers’ Fees .............................................................................................................................. 10 3.6 No Awareness of a Breach of Seller’s Representations and Warranties .................................... 10 3.7 Buyer Familiarity with the Acquired Assets .............................................................................. 10 ARTICLE IV COVENANTS ................................................................................................................. 10 4.1 Transfer Taxes ............................................................................................................................ 10

Final Asset Purchase Agreement - ii - Health Net / Cognizant Confidential 4.2 Allocation of Purchase Price ...................................................................................................... 10 4.3 Regulatory Communication ........................................................................................................ 11 4.4 Identification of Additional Proprietary Business Rules ............................................................ 11 4.5 Further Assurances ..................................................................................................................... 11 4.6 Ordinary Course .......................................................................................................................... 12 4.7 Post-Closing Covenants of Buyer and Seller .............................................................................. 12 ARTICLE V INDEMNIFICATION ................................................................................................... 13 5.1 Indemnification by Seller ........................................................................................................... 13 5.2 Indemnification by Buyer ........................................................................................................... 13 5.3 Indemnification Claims .............................................................................................................. 13 5.4 Survival of Representations and Warranties and Indemnities .................................................... 15 5.5 Waivers of Closing Conditions ................................................................................................... 15 ARTICLE VI LIMITATIONS OF REMEDIES AND LIABILITY ............................................... 15 6.1 Acknowledgments of Buyer and Seller ...................................................................................... 16 6.2 Buyer’s Remedies Against Seller ............................................................................................... 16 6.3 Seller’s Remedies Against Buyer ............................................................................................... 16 ARTICLE VII DEFINITIONS ............................................................................................................ 16 7.1 Defined Terms ............................................................................................................................ 16 ARTICLE VIII RULES OF CONSTRUCTION ............................................................................... 22 8.1 Entire Agreement ........................................................................................................................ 22 8.2 Contracting Parties; No Third Party Beneficiaries ..................................................................... 22 8.3 Amendments and Modifications ................................................................................................. 22 8.4 Governing Law ........................................................................................................................... 22 8.5 Consents and Approvals ............................................................................................................. 22 8.6 Waiver ......................................................................................................................................... 23 8.7 Remedies Cumulative ................................................................................................................. 23 8.8 References ................................................................................................................................... 23 8.9 Order of Precedence ................................................................................................................... 23 8.10 Severability ................................................................................................................................. 23 8.11 Counterparts ................................................................................................................................ 23 8.12 Reading Down ............................................................................................................................ 23 ARTICLE IX DISPUTE RESOLUTION ........................................................................................... 24 9.1 Informal Dispute Resolution....................................................................................................... 24 9.2 Arbitration ................................................................................................................................... 25

Final Asset Purchase Agreement - iii - Health Net / Cognizant Confidential 9.3 Continued Performance .............................................................................................................. 25 9.4 Equitable Remedies .................................................................................................................... 26 9.5 WAIVER OF JURY TRIAL ...................................................................................................... 26 9.6 Disclaimer of the Uniform Computer Information Transactions Act ........................................ 26 ARTICLE X GENERAL ..................................................................................................................... 26 10.1 Binding Nature and Assignment ................................................................................................. 27 10.2 Notices ........................................................................................................................................ 27 10.3 Covenant of Good Faith .............................................................................................................. 27 10.4 Public Disclosures ...................................................................................................................... 27 10.5 Expenses ..................................................................................................................................... 27 EXHIBITS Exhibit A Assignment of Intellectual Property Exhibit B List of Initial MSA SOWs SCHEDULES Disclosure Schedule 1.1(a) ABS Software 1.1(b) Configurations 1.3 Proprietary Business Rules *** *** 2.5 Litigation 7.1 Knowledge Individuals of Buyer and Seller

Final Asset Purchase Agreement Health Net / Cognizant Confidential ASSET PURCHASE AGREEMENT This Asset Purchase Agreement (the “APA”), effective as of November 2, 2014 (the “AP Effective Date”), is entered into by and between Health Net, Inc., a Delaware corporation with its principal place of business located at 21650 Oxnard Street, Woodland Hills, California 01367 (“Seller”) and Cognizant Healthcare Services, LLC, a Delaware limited liability company having an office at 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666 (“Buyer”). As used in this APA, “Party” means either Seller or Buyer, as appropriate, and “Parties” means Seller and Buyer. RECITALS A. Simultaneously with the execution and delivery of this APA the Parties are entering into an MSA and the Initial SOWs pursuant to which Buyer will provide to Seller certain outsourced business process services via a ‘business process-as-a-service’ delivery model (collectively, as such services may evolve and be modified over time, the “BPaaS Services”); B. Seller owns the Acquired Assets, which it uses together with the Excluded Assets to perform or support many of the functions comprising the BPaaS Services. C. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Acquired Assets for use in Buyer’s business, including providing the BPaaS Services to Seller. D. The Acquired Assets in the form that will be delivered by Seller to Buyer contain and embody certain Proprietary Business Rules (as defined in ARTICLE VII), which Seller has developed and used for competitive advantage in its business operations, and which Seller intends to continue using for competitive advantage. E. Although separately defined, the Acquired Assets and the Proprietary Business Rules are commingled such that it is not practical to produce a version of the Acquired Assets that does not, to some degree, include portions of the Proprietary Business Rules. Nevertheless, the Parties have agreed that specified information contained within the Proprietary Business Rules may not be disclosed, or used by Buyer (or its agents) to provide services to any customer other than Seller and Seller’s Affiliates. F. Certain capitalized terms used in this APA are defined in the place where they are used. Others are defined in Section 7.1. NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: ARTICLE I PURCHASE AND SALE 1.1 Purchase and Sale of Assets. Upon the terms and subject to the conditions of this APA, including the satisfaction or waiver of the conditions set forth in this APA, Seller shall sell, transfer, convey, assign and deliver to Buyer, free and clear of any Security Interest, and Buyer shall purchase from Seller, at the Closing and as of the Closing Date, all of the right, title and interest of Seller in the following assets and properties of Seller (collectively, the “Acquired Assets”):

Final Asset Purchase Agreement - 2 - Health Net / Cognizant Confidential (a) the ABS Software set forth on Schedule 1.1(a) (collectively, the “ABS Platform”)***; (b) the Configurations set forth on Schedule 1.1(b); and (c) all Intellectual Property Rights owned by Seller covering, incorporated in, underlying or otherwise appurtenant to the ABS Platform and the Configurations (collectively, the “Acquired Seller Intellectual Property Rights”). 1.2 Assumption of Liabilities. Notwithstanding any other provision of this APA to the contrary, Buyer shall not assume or become responsible for any liabilities of Seller, and Seller shall remain liable for any and all Retained Liabilities. 1.3 Excluded Assets. Notwithstanding anything to the contrary in this APA, the Parties expressly acknowledge and agree that Seller is not selling, conveying, transferring, assigning or delivering to Buyer any right, title or interest in, to or under any other assets, properties or rights, whether tangible or intangible, real, personal or mixed, of Seller not expressly included in the definition of Acquired Assets (collectively, the “Excluded Assets”). Schedule 1.3 sets forth descriptions of various components of the Acquired Assets that contain data and information specific to Seller, its providers, and customers contained within the components of the ABS Platform, including the content of actuarial tables and plan tables, and employer benefit configurations contained within the capitation and configuration modules of the Acquired Assets, and related Seller Data and Seller Confidential Information (collectively, “Proprietary Business Rules”). Notwithstanding the physical incorporation or inclusion of the Proprietary Business Rules in or with the Acquired Assets delivered to Purchaser by Seller, the Proprietary Business Rules are Excluded Assets, as are all Seller trademarks. 1.4 ***Conveyance of Acquired Assets. The Acquired Assets shall be sold, conveyed, transferred, assigned and delivered pursuant to transfer agreements and such other instruments in such form as may be necessary or appropriate to effect a conveyance of the Acquired Assets in the jurisdictions in which such transfers are to be made. Such transfer agreements shall be prepared by Seller and shall include: (i) a bill of sale in substantially the form attached hereto as Exhibit A (the “Bill of Sale”), (ii) a copyright assignment agreement in substantially the form attached hereto as Exhibit B (the “Copyright Assignment Agreement”), (iii) an assignment agreement for the other Acquired Seller Intellectual Property Rights in substantially the form attached hereto as Exhibit C (the “Intellectual Property Rights Assignment Agreement” and, together with the Bill of Sale and the Copyright Assignment Agreement, the “Ancillary Agreements”), and (iv) such other agreements and instruments as may be required to effect the purchase and conveyance of the Acquired Assets and shall be executed at or no later than the Closing by Seller and Buyer. 1.5 Purchase Price. The cash consideration to be paid by Buyer to Seller as consideration for the Acquired Assets shall be the sum of Fifty Million U.S. Dollars (US$ *** (the “Purchase Price”). 1.6 The Closing. Except as otherwise provided herein, the consummation of the transactions contemplated by this APA (the “Closing”) shall take place at the offices of Pillsbury Winthrop Shaw Pittman LLP in Los Angeles, California, simultaneously with the transfer of the Transferred Employees of Seller to Buyer pursuant to the MSA, on the BPaaS Services Commencement Date (the “Closing Date”). Unless otherwise expressly provided herein, all acts and

Final Asset Purchase Agreement - 3 - Health Net / Cognizant Confidential proceedings to be taken and all documents to be executed and delivered by the Parties at the Closing shall be deemed to have been taken and executed and delivered simultaneously, and except as permitted hereunder, no acts or proceedings shall be deemed taken nor any documents executed or delivered until all such acts and proceedings have been taken and all such documents have been executed and delivered. Notwithstanding anything to the contrary in this APA, the Closing will be deemed effective as of 11:59 p.m. Pacific Time on the Closing Date (the “Effective Time”). 1.7 Closing Deliverables. (a) Buyer Deliverables. At (or prior to) the Closing, Buyer shall deliver: (i) the Purchase Price in full by wire transfer of immediately available funds in U.S. dollars to an account or accounts designated by Seller in writing to Buyer at least three (3) Business Days prior to the Closing Date; (ii) to Seller, a duly executed counterpart of the MSA, the Initial SOWs and the Ancillary Agreements to which Buyer is a party; and (iii) to Seller, a certificate signed by an authorized officer of Buyer, dated as of the Closing Date and certifying that correct and complete copies of the resolutions of Buyer’s board of directors approving this APA, the MSA, the Initial SOWs and the Ancillary Agreements to which it is a party and authorizing the execution hereof and thereof and the consummation of the transactions contemplated hereby and thereby are attached thereto. (b) Seller Deliverables. At (or prior to) the Closing, Seller shall deliver to Buyer: (i) a duly executed counterpart of the MSA, the Initial SOWs and the Ancillary Agreements; (ii) a current version of the ABS Platform (which shall include or be accompanied by a copy of or means for Buyer to access all Seller Data that is needed and used, at the Closing Date, to operate the ABS Platform), in machine readable object code form, together with a current version of the ABS Platform source code, it being understood and agreed that Seller will not be required to locate and delete all retained copies and versions of the ABS Platform object code and source code, but such copies shall be Buyer ‘s Confidential Information from and after the Closing, shall be subject to Buyer’s rights therein, and shall not be used by Seller in a live production environment; (iii) a current version of the Configurations, in electronic form; (iv) written evidence of the release of all Security Interests and any other liens or encumbrances affecting and/or relating to the Acquired Assets, to the reasonable satisfaction of Buyer, effective prior to or simultaneously with the Closing; and (v) a certificate signed by the secretary of Seller, dated as of the Closing Date and certifying that correct and complete copies of the resolutions of Seller’s board of directors approving this APA, the MSA, the Initial SOWs and the Ancillary Agreements authorizing the execution hereof and thereof and the consummation of the transactions contemplated hereby and thereby are attached thereto.

Final Asset Purchase Agreement - 4 - Health Net / Cognizant Confidential At Buyer’s option, communicated in writing to Seller at least twenty (20) Business Days prior to the Closing Date, Seller will deliver the ABS Platform and Configurations to Buyer via remote telecommunications or the ’load and leave’ method to Buyer’s data center facility located in Chandler, Arizona. 1.8 [Reserved] 1.9 Closing Conditions. The sale and purchase of the Acquired Assets pursuant to this APA are in all respects conditional upon the occurrence and satisfaction of the following conditions (each, a “Closing Condition” and, collectively, the “Closing Conditions”) on or before the BPaaS Services Commencement Date: (a) Seller shall have received unconditional consent, approval and/or clearance of the transactions contemplated by this APA and the MSA by each of Seller’s regulators whose approval is required; (b) the transition of employees from Seller to Buyer contemplated by Schedule E (Employee Transfer) of the MSA shall have occurred; (c) the MSA and the Initial SOWs shall have been duly executed and delivered by Seller; (d) the representations and warranties of Seller (including the Fundamental Representations) shall be true and correct in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date; (e) Seller shall have complied in all material respects with the covenants and provisions hereof required to be performed or complied with by Seller between the AP Effective Date and the Closing Date; (f) Since the AP Effective Date, no Seller Material Adverse Effect shall have occurred; (g) Seller shall have delivered to Buyer the Seller Deliverables set forth in Section 1.8(b); (h) the MSA and the Initial SOWs shall have been duly executed and delivered by Buyer; (i) the Fundamental Representations of Buyer shall be true and correct in all material respects at and as of the Closing Date with the same effect as though made on and as of the Closing Date; (j) the representations and warranties of Buyer (other than the Fundamental Representations) shall be true and correct as of the Closing Date with the same effect as though made on and as of the Closing Date, except for any failure to be true and correct that would not reasonably be expected to have a Buyer Material Adverse Effect;

Final Asset Purchase Agreement - 5 - Health Net / Cognizant Confidential (k) Buyer shall have complied in all material respects with the covenants and provisions hereof required to be performed or complied with by Buyer between the AP Effective Date and the Closing Date; (l) Since the AP Effective Date, no Buyer Material Adverse Effect shall have occurred; (m) Buyer shall have delivered to Seller the Buyer Deliverables set forth in Section 1.8(a); and (n) Since the AP Effective Date, no preliminary or permanent injunction or other order of any court of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated by this APA or the MSA shall be in effect, nor shall any suit have been filed and pending seeking such a preliminary or permanent injunction, nor shall any Law have gone into effect that makes the consummation of the transactions contemplated by this APA or the MSA illegal or otherwise prohibited. 1.10 Responsibility for the Closing Conditions. Seller shall be responsible for the Closing Conditions set forth in Sections 1.10(a) to 1.10(g), inclusive, and Section 1.10(n), and Buyer shall be responsible for the Closing Conditions set forth in Sections 1.10(h) to 1.10(n), inclusive. Seller and Buyer are both responsible for the Closing Condition set forth in Section 1.10(b). Each Party agrees to act in good faith and to use commercially reasonable efforts to cause each of the Closing Conditions for which it is responsible to occur and be satisfied as soon as reasonably possible, but at the latest by the BPaaS Services Commencement Date. The Parties shall keep each other informed on the progress and status of the satisfaction of the Closing Conditions and, for such purpose, each Party shall notify the other Party promptly in writing of the satisfaction of a Closing Condition for which it is responsible hereunder and shall present to the other Party documents evidencing, to the reasonable satisfaction of the other Party, the satisfaction of the Closing Condition. 1.11 Waiver of Closing Conditions. Seller may in its sole discretion and upon such terms as it thinks fit waive in writing the fulfillment by Buyer of the Closing Conditions set forth in Sections 1.10(h) to 1.10(n), inclusive, and Section 1.10(b). Buyer may in its sole discretion and upon such terms as it thinks fit waive in writing the fulfillment by Seller of the Closing Conditions set forth in Sections 1.10(a) to 1.10(g), inclusive. 1.12 Termination Prior to Closing. This Agreement may be terminated (which termination shall be in addition to and without prejudice to any other rights and remedies available, including the right to claim damages, except as otherwise provided herein) by the terminating Party giving written notice of termination to the other Party at any time prior to the Closing, as follows: (a) notwithstanding any other provision of this Agreement to the contrary, by Seller in connection with Seller exercising its right to terminate the MSA under Section 16.1(n) of the MSA, in which event Seller’s payment of the Breakup Fee to Buyer shall be Buyer’s sole and exclusive remedy in respect of Seller’s termination of this Agreement; (b) by Seller, if the Closing Conditions pursuant to Sections 1.10(h) to 1.10(n), inclusive, and Section 1.10(b) have not been fulfilled by Buyer (or have become incapable of fulfillment as a result of events beyond the control of Seller) or waived by Seller pursuant to Section 1.12 on or before the BPaaS Services Commencement Date; and

Final Asset Purchase Agreement - 6 - Health Net / Cognizant Confidential (c) by Buyer, if the Closing Conditions pursuant to Sections 1.10a) to 1.10(g), inclusive, and Section 1.10(n) have not been fulfilled by Seller (or become incapable of fulfillment as a result of events beyond the control of Buyer) and have not been waived by Buyer pursuant to Section 1.12 on or before the BPaaS Services Commencement Date; provided, however, that the right to terminate this APA pursuant to Section 1.13(b) and Section 1.13(c) shall not be available to any Party whose failure to fulfill or comply with any obligations pursuant to this APA shall have been the cause of, or shall have resulted in, the failure of a Closing Condition or of the Closing to occur or be satisfied prior to such date. 1.13 Effect of Termination Prior to Closing. Upon termination of this APA in accordance with Section 1.13, the rights and obligations under this APA shall terminate automatically, save for any rights and obligations accrued because of a prior breach of this APA and the rights and obligations set forth in Sections 1.13(a), 1.14, 8.4, 8.6 to 8.9, inclusive, ARTICLE IX, and Sections 10.2 to 10.4, inclusive, which shall survive termination of this APA. ARTICLE II REPRESENTATIONS AND WARRANTIES OF SELLER Seller hereby represents and warrants to Buyer as set forth in Sections 2.1 to 2.6, inclusive, as of the AP Effective Date and the Closing Date, subject to Section 2.7 and except as otherwise disclosed in the Disclosure Schedule. 2.1 Organization and Qualification. Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Seller is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the Laws of each jurisdiction (other than the jurisdiction of its organization) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except where the failure to be so qualified or licensed and in good standing would not reasonably be expected to have, in the aggregate, a Seller Material Adverse Effect. Seller has all requisite corporate power and authority to carry on the business in which it is engaged and to own and use the assets and properties owned and used by it, including the Acquired Assets. 2.2 Authorization. Seller has all requisite power and authority to execute and deliver this APA, the MSA, the Initial SOWs and the Ancillary Agreements and to perform its obligations hereunder and thereunder. The execution, delivery and performance by Seller of this APA, the MSA, the Initial SOWs and the Ancillary Agreements, and the consummation by Seller of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Seller; provided, however, that Seller has advised Buyer that the execution, delivery and performance by Seller of this APA, the MSA, the Initial SOWs and the Ancillary Agreements, and the consummation by Seller of the transactions contemplated hereby and thereby are subject to Seller receiving any approvals required from Seller’s regulators. This APA has been duly and validly executed and delivered by Seller and, assuming due execution by Buyer, constitutes, and each of the MSA, the Initial SOWs and the Ancillary Agreements, upon its execution and delivery by Seller, assuming due execution by Buyer, will constitute, a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws of general application

Final Asset Purchase Agreement - 7 - Health Net / Cognizant Confidential relating to or affecting the enforcement of creditor rights, (b) limitations of public policy, and (c) the availability of specific performance or other equitable remedies. 2.3 No Violation. Neither the execution and delivery by Seller of this APA, the MSA, the Initial SOWs or the Ancillary Agreements, nor the consummation by Seller of the transactions contemplated hereby or thereby to be performed by Seller, will (a) conflict with or violate any provision of Seller’s Corporate Documents; (b) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, any material contract or instrument to which Seller is a party or by which Seller is bound which could reasonably be expected to result in the imposition of any Security Interest upon any of the Acquired Assets or impair Seller’s ability to sell and convey the Acquired Assets to Buyer as contemplated hereby; or (c) violate any Law applicable to Seller or any of the Acquired Assets; except such as would not prevent or delay in any material respect the consummation of the transactions contemplated hereby. 2.4 Intellectual Property Rights. (a) Registered Intellectual Property Rights in Respect of the Acquired Assets. Seller has not made any copyright or patent filings or applications with respect to the Acquired Assets and, to Seller’s Knowledge, no Person other than Seller has obtained or applied for any patents or registered copyrights in or with respect to any of the Acquired Assets. (b) *** (c) *** (d) Ownership; Use and Exploitation Rights. Other than the Third Party Materials, ***Seller (i) is the sole and exclusive owner of the entire right, title and interest in and to the Acquired Assets, and (ii) no third Person has any right, title or interest in or to the Acquired Assets, in whole or in part. Other than the Third Party Materials, and subject to Section 4.7, (i) there are no restrictions on the ability of Seller (or any successor or assign thereof) to Use or otherwise exploit the Acquired Assets ***. (e) Transferability. Seller has the power and right to transfer, sell, assign, convey and deliver the Acquired Assets to Buyer in accordance with the terms of this APA. Upon execution and delivery by Seller to Buyer of the instruments of conveyance referred to in Section 1.5, Buyer will become the true and lawful owner of, and will receive good title to, the Acquired Assets *** , free of any Security Interests. Upon execution and delivery by Seller to Buyer of the instruments of conveyance referred to in Section 1.5, the Acquired Assets (other than the Third Party Materials) will be owned by Buyer immediately following the Closing . *** (f) Infringement. (i) There are no pending claims, and to Seller’s Knowledge after due inquiry by Seller’s Knowledge Individuals, there are no threatened claims (or basis for a claim) that any of the Acquired Assets, or the Use or practice thereof by Seller, infringes any third Person’s Intellectual Property Rights that arise or are enforceable under the laws of the U.S. (ii) Seller has the sole and exclusive right to bring actions for infringement or unauthorized Use of the Acquired Assets (other than the Third Party Materials) up to the Effective

Final Asset Purchase Agreement - 8 - Health Net / Cognizant Confidential Time. To the Knowledge of Seller, there is no infringement or unauthorized Use by a third Person that could reasonably be the basis for any such action. (g) Protection. (i) Seller has taken reasonable measures to protect the proprietary nature of each item of the Acquired Seller Intellectual Property Rights and to maintain, and to ensure that any entity or company to whom Seller has disclosed, or provided possession of or access to any item of Acquired Seller Intellectual Property Rights that constitutes a trade secret or confidential information maintains, the Acquired Seller Intellectual Property Rights in confidence. (ii) Except as set forth in Section 2.4(g)(ii) of the Disclosure Schedule, Seller has not disclosed or delivered the source code for the ABS Platform, or permitted it to be disclosed or delivered, to any Person other than (A) those employees and contractors of Seller who had a need to know such source code and who have executed confidentiality agreements on no less than commercially reasonable terms, and (B) Seller’s customers pursuant to license agreements (including those listed on Section 2.4(g)(ii) of the Disclosure Schedule) entered into in the Ordinary Course of Business, and Seller has taken reasonable measures to prevent further disclosure, as the case may be, of such source code. (iii) Seller has not (A) licensed or otherwise authorized any third Person reseller or original equipment manufacturer (OEM) to make, have made, use or sell, copy, distribute, modify, reverse engineer, decompile, prepare derivatives of, or make available, any Acquired Assets, or (B) conveyed, disclosed or licensed to any third Person any trade secret included in the Acquired Assets (as “trade secret” is defined in the Uniform Trade Secrets Act) under circumstances that could reasonably be expected to cause a Buyer Material Adverse Effect. (iv) Seller has not incurred any Security Interests on the Acquired Assets, or permitted or allowed any of the Acquired Assets to be subject to any Security Interests other than Routine Liens. (h) Material Defects. Seller uses commercially reasonable efforts and employs commercially available tools in a responsible manner to protect the Acquired Assets from the potentially harmful effects of any back door, time bomb, Trojan horse, worm, drop-dead device, virus (as these terms are commonly used in the computer software industry), or other software routines or hardware components designed to permit unauthorized access, to disable or erase software, hardware or data, or to perform any other similar type of functions. 2.5 Litigation. Except as set forth on Section 2.5 of the Disclosure Schedule, there is no Legal Proceeding pending or, to the Knowledge of Seller, threatened against Seller (or any Person for whose acts or omissions Seller may be vicariously liable) in connection with or related to the Acquired Assets. There are no judgments, orders or decrees outstanding against Seller in connection with or related to the Acquired Assets. Seller has not received any notice or communication from any Governmental Entity alleging that the Acquired Assets violate or do not comply in any material respect with any Law. 2.6 Brokers’ Fees. Seller does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this APA.

Final Asset Purchase Agreement - 9 - Health Net / Cognizant Confidential 2.7 DISCLAIMERS. BUYER ACKNOWLEDGES AND AGREES THAT SELLER’S REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS APA ARE SUBJECT TO THE FOLLOWING DISCLAIMERS: (a) BUYER, AS SELLER’S CONTRACTOR, HAS MADE SUBSTANTIAL MODIFICATIONS TO THE ABS PLATFORM AND CONFIGURATIONS OVER THE YEARS, AND SELLER MAKES NO REPRESENTATIONS AND WARRANTIES WITH RESPECT TO ANY MODIFICATIONS OR ADDITIONS TO THE ABS PLATFORM AND/OR CONFIGURATIONS MADE BY OR ON BEHALF OF BUYER, OR WITH RESPECT TO ANY THIRD PARTY MATERIALS. (b) THE USE AND OPERATION OF THE ABS PLATFORM IS DEPENDENT ON A NUMBER OF SOFTWARE PRODUCTS AND PROGRAMS OWNED BY THIRD PERSONS, INCLUDING THIRD PARTY MATERIALS, WHICH SELLER DOES NOT OWN AND THE LICENSES FOR WHICH SELLER IS NOT CONVEYING TO BUYER. (c) SELLER MAKES NO REPRESENTATIONS AND PROVIDES NO WARRANTIES TO BUYER OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE II. SELLER EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE IN RELATION TO THE ACQUIRED ASSETS. ARTICLE III REPRESENTATIONS AND WARRANTIES OF BUYER Buyer hereby represents and warrants to Seller as set forth in Sections 3.1 to 3.5, inclusive, as of the AP Effective Date and the Closing Date. 3.1 Organization and Qualification. Buyer is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. Buyer is, to the Knowledge of Buyer, duly licensed or qualified to conduct its business and, if applicable, is in good standing under the Laws of each jurisdiction (other than the jurisdiction of its organization) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except where the failure to be so qualified or licensed and in good standing would not reasonably be expected to have, in the aggregate, a Buyer Material Adverse Effect. Buyer has all requisite power and authority as a limited liability company to carry on the business in which it is engaged and to own and use the assets and properties owned and used by it. 3.2 Authorization. Buyer has all requisite power and authority to execute and deliver this APA, the MSA, the Initial SOWs and the Ancillary Agreements to which it is a party and to perform its obligations hereunder and thereunder. The execution, delivery and performance by Buyer of this APA, the MSA, the Initial SOWs and the Ancillary Agreements to which it is a party, and the consummation by Buyer of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Buyer. This APA has been duly and validly executed and delivered by Buyer and, assuming due execution by Seller, constitutes, and each of the MSA, the Initial SOWs and the Ancillary Agreements, upon its execution and delivery by Buyer, assuming due execution by Seller, will constitute, a valid and binding obligation of Buyer,

Final Asset Purchase Agreement - 10 - Health Net / Cognizant Confidential enforceable against Buyer in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws of general application relating to or affecting the enforcement of creditor rights, (b) limitations of public policy, and (c) the availability of specific performance or other equitable remedies. 3.3 No Violation. Neither the execution and delivery by Buyer of this APA, the MSA, the Initial SOWs or the Ancillary Agreements, nor the consummation by Buyer of the transactions contemplated hereby or thereby to be performed by Buyer, will (a) conflict with or violate any provision of Buyer’s Corporate Documents; (b) require on the part of Buyer any notice to or filing with, or any permit, authorization, consent or approval of, any Governmental Entity; (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, any material contract or instrument to which Buyer is a party or by which Buyer is bound which could reasonably be expected to impair Buyer’s ability to purchase and acquire the Acquired Assets from Seller as contemplated hereby or to otherwise consummate the transactions contemplated hereby; or (d) violate any Law applicable to Buyer or any of its assets or properties; except such as would not prevent or delay in any material respect the consummation of the transactions contemplated hereby. 3.4 Financing. Buyer has sufficient assets and capital to pay the Purchase Price and to consummate all of its obligations and the transactions contemplated by this APA, the MSA, the Initial SOWs and the Ancillary Agreements to which it is a party. 3.5 Brokers’ Fees. Buyer has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this APA. 3.6 No Awareness of a Breach of Seller’s Representations and Warranties. Buyer’s Knowledge Individuals are not aware of any basis to believe that any of Seller’s representations and warranties is inaccurate or untrue, nor are they aware of the existence of any third party claim (or basis for a claim) that the ABS Platform infringes any third Person’s Intellectual Property Rights that arise or are enforceable under the laws of the U.S. 3.7 Buyer Familiarity with the Acquired Assets. Buyer, in its role as a contractor to Seller for a number of years, is familiar with and has substantial knowledge concerning the Acquired Assets and has been afforded a reasonable opportunity to examine, review, and test them, and thereby assess their functional capabilities and suitability for the purposes for which Buyer intends to use them. ARTICLE IV COVENANTS 4.1 Transfer Taxes. All transfer, filing, recordation (including the cost of recording the assignment or transfer of Intellectual Property Rights), ad valorem, value added, bulk sales, stamp duties, excise, license or similar fees or Taxes (collectively, “Transfer Taxes”) shall be borne by Buyer. Buyer shall pay to Seller the amount of any Transfer Taxes which Seller or any of its Affiliates is required to collect and remit to a taxing authority no later than five (5) days prior to the date such Transfer Taxes are due. Seller and Buyer shall cooperate with each other in the provision of any information or preparation of any documentation that may be necessary or useful for obtaining any available mitigation, reduction or exemption from any Transfer Taxes. 4.2 Allocation of Purchase Price. As promptly as possible, but in any event within one hundred twenty (120) calendar days after the Closing Date, with respect to the Acquired Assets, Seller

Final Asset Purchase Agreement - 11 - Health Net / Cognizant Confidential shall propose to Buyer an allocation of the Purchase Price among the Acquired Assets. Buyer shall have sixty (60) calendar days to review the allocation proposed by Seller. If Buyer does not, within such sixty (60) calendar-day period, deliver written comments to the allocation proposed by Seller, the allocation will be binding upon Buyer and its Affiliates. Seller shall make such changes to the allocation as are reasonably requested by Buyer, and such final allocation (the “Final Allocation”), shall be conclusive and final for all purposes. Each Party and its respective Affiliates, as applicable, shall (i) be bound, to the extent permitted by applicable Law, by the allocations determined pursuant to this Section 4.2 for purposes of determining any Taxes, (ii) prepare and file all Tax returns in a manner consistent with the Final Allocation, unless prevented from doing so under any applicable rule or pursuant to a determination within the meaning of Section 1313 of the Code (or similar provision of applicable Law), and (iii) not take any position inconsistent with the Final Allocation in any Tax return, Tax proceeding or otherwise; provided that, in the event that the Final Allocation is disputed by any Governmental Entity, the Party receiving notice of such dispute shall promptly notify and consult with the other Party concerning the resolution of such dispute, and the other Party shall cooperate with the Party giving the notice in an effort to resolve the dispute. 4.3 Regulatory Communication. Seller will endeavor in good faith to obtain required regulatory approvals of this Agreement and the transactions contemplated by this Agreement, the MSA, and the Initial SOWs. Seller will keep Buyer informed on a reasonably current basis of progress in obtaining the regulatory approvals set forth on Schedule 1.10(a) and will provide Buyer with such information as Buyer shall reasonably request. Regularly and at Buyer’s reasonable request, Seller will meet and discuss progress toward obtaining such approvals. Seller will notify Buyer of any regulatory filing or information request, prior to filing or disclosure, in which any Confidential Information of Buyer (including this APA or the terms hereof) may be disclosed and provide draft and final copies thereof to Buyer. In the event that any Confidential Information of Buyer or the terms of this APA will be disclosed, Seller and Buyer will cooperate to redact to a reasonable extent the information contained in such filings and Seller will request and use reasonable efforts to obtain confidential treatment of such information, if requested by Buyer. 4.4 Identification of Additional Proprietary Business Rules. Each Party agrees to cooperate fully with the other and to use its reasonable best efforts to further identify and further define, within 90 days after the AP Effective Date, the Proprietary Business Rules and other Seller Data and Seller Confidential Information contained in the Acquired Assets and to update Schedule 4.4 accordingly. Each Party will promptly provide to the other Party any information or documents useful in identifying and locating any of such material in the Acquired Assets and reasonably requested by the other Party. Each Party will promptly disclose to the other Party any of such material identified by it or its Affiliates in the Acquired Assets. 4.5 Further Assurances. Each Party agrees to cooperate fully with the other and to use its reasonable best efforts to evidence and perfect the assignment and transfer of the Acquired Assets to Buyer and secure recorded ownership of the Acquired Assets by Buyer. At any time and from time to time after the Closing, at the request of Buyer and without further consideration, Seller shall execute and deliver such other instruments of sale, transfer, conveyance and assignment and take such actions as Buyer may reasonably request to more effectively transfer, convey and assign to Buyer, and to confirm Buyer’s rights to, title in, and ownership of, the Acquired Assets and to place Buyer in actual possession and operating control thereof. Prior to and after the Closing, Buyer and Seller shall cooperate in good faith and make reasonable efforts to identify and transfer to Buyer any Software or other rights or assets that constitute part of the Acquired Assets but were not transferred and delivered at Closing.

Final Asset Purchase Agreement - 12 - Health Net / Cognizant Confidential 4.6 Ordinary Course. From and after the date hereof until the earlier of the Closing or the termination of this Agreement in accordance with its terms, Seller shall, except as consented to in writing by Buyer (which consent shall not be unreasonably withheld or delayed): (a) operate and maintain the Acquired Assets in all material respects in the Ordinary Course of Business; (b) not take any action that would cause a Seller Material Adverse Effect or omit to take any action reasonably necessary to prevent a Seller Material Adverse Effect; (c) not sell, license, lease, transfer, or otherwise dispose of any of the Acquired Assets; (d) not materially modify or terminate prior to the expiration of its term any agreement relating to the Acquired Assets; and (e) not commit (orally or in writing) to any of the foregoing described in clauses (b) through (d). 4.7 Post-Closing Covenants of Buyer and Seller. (a) Prior to using the Acquired Assets to provide services to any customer other than Seller and Seller’s Affiliates, Buyer shall produce and deliver to Seller for Seller’s review and approval a version of the ABS Platform and the Configurations for Buyer’s commercial use (the “Commercial ABS Version”). Buyer may deliver the Commercial ABS Version in its entirety or, from time to time, in segments at Buyer’s option. Seller’s approval shall not be unreasonably delayed, conditioned or withheld. (b) Seller shall use commercially reasonable efforts (including engaging third Persons to assist in the review if reasonably necessary, provided such third Person is not a competitor to the Buyer as listed in Schedule M of the MSA) to review the delivered Commercial ABS Version or the segment thereof (in either case, the “Submitted Material”) within [60] days after receiving the Submitted Material from Buyer (the “Review Period”). Seller’s review shall be limited to reviewing the Submitted Material for the purpose of confirming that the Proprietary Business Rules and all other Seller Data and Seller Confidential Information have been removed (or otherwise rendered inaccessible and unusable for third parties) from the Commercial ABS Version or the portions thereof that have been included in the Submitted Material (the “Sanitization Confirmation”). Within the Review Period, Seller shall provide a Sanitization Confirmation with respect to the Submitted Materials or provide specific reasons as to why and/or how the Submitted Materials have failed to be sanitized to Seller’s reasonable satisfaction. If Seller does not furnish a written notice to Buyer specifying how and to what extent the Submitted Material still contain usable unmasked Proprietary Business Rules and/or Seller Data and/or Seller Confidential Information prior to the end of the Review Period, then Seller will be deemed to have provided a Sanitization Confirmation with respect to the Submitted Materials. (c) Buyer acknowledges and agrees that Buyer does not have the right to, and that Buyer shall not, use or disclose any of the Proprietary Business Rules or any other Seller Confidential Information for any purpose other than to perform the BPaaS Services and other services for Seller and Seller’s Affiliates. Seller acknowledges and agrees that after the approval or deemed approval of Submitted Material, Buyer shall have free right to use and otherwise exploit for commercial purposes any and all aspects of the Submitted Material and to the extent required for such use the Seller hereby grants Buyer a perpetual, royalty-free license to Use such information and material in the Commercial ABS Version (and any future versions or modifications thereto) in the service of other customers of Buyer or its Affiliates.

Final Asset Purchase Agreement - 13 - Health Net / Cognizant Confidential ARTICLE V INDEMNIFICATION 5.1 Indemnification by Seller. *** 5.2 Indemnification by Buyer. *** 5.3 Indemnification Claims. The following procedures will apply to Third Party Actions for which a Party seeks to be indemnified pursuant to this Agreement (“Indemnity Claims”): (a) Notice. Promptly after an indemnitee receives notice of any Indemnity Claim for which it will seek indemnification pursuant to this Agreement, the indemnitee will notify the indemnitor of the Indemnity Claim in writing (an “Indemnity Notice”). No failure to so notify the indemnitor will abrogate or diminish the indemnitor’s obligations under this Section 5.3 if the indemnitor has or receives knowledge of the Indemnity Claim by other means, or if the failure to notify does not materially prejudice its ability to defend the Indemnity Claim, or if the indemnitor does not have the right to defend the Indemnity Claim pursuant to Section 5.3(c). Within fifteen (15) days after receiving an indemnitee’s Indemnity Notice of an Indemnity Claim, or otherwise obtaining knowledge of the Indemnity Claim, but no later than ten (10) days before the date on which any formal response to the Indemnity Claim is due, the indemnitor will notify the indemnitee in writing (a “Notice of Election”) as to whether: (i) the indemnitor acknowledges its obligation to indemnify and hold the indemnitee harmless with respect to such Indemnity Claim, and (ii) with respect to any such Indemnity Claim that is not an Identified Seller Indemnity Claim (as defined below), the indemnitor elects to assume control of the defense and settlement of the Indemnity Claim. Each Notice of Election shall be delivered to the indemnitee at the address set forth in Section 27.5 (Notices), as such address may be modified pursuant to such Section. (b) Procedure Following Indemnity Notice for Indemnity Claims that are not Identified Seller Indemnity Claims. With respect to any Indemnity Claim that is not an Identified Seller Indemnity Claim, if the indemnitor timely (i.e., in accordance with Section 5.3(a)) delivers a Notice of Election that both (1) acknowledges indemnitor’s obligation to indemnify and hold the indemnitee harmless with respect to such Indemnity Claim, and (2) includes an express election to assume control of the defense and settlement of such Indemnity Claim, then: (i) the indemnitor will be entitled to have sole control over the defense and settlement of such Indemnity Claim; provided that the indemnitee shall have the right to approve both the legal counsel selected by the indemnitor and, in the indemnitee's sole discretion, any settlement (or portion thereof) that is not a monetary settlement, including settlements involving injunctive relief; and (ii) the indemnitor will not be required to reimburse the indemnitee for (1) any legal expenses incurred by the indemnitee in defending or settling such Indemnity Claim after the indemnitee’s receipt of such Notice of Election unless reasonable and necessary (e.g., costs incurred prior to receipt of the Indemnitor’s Notice of Election), or (2) any amounts paid or payable by the

Final Asset Purchase Agreement - 14 - Health Net / Cognizant Confidential indemnitee in settlement of such Indemnity Claim after the indemnitee’s receipt of such Notice of Election if the settlement was agreed to without the written consent of the indemnitor. (c) Procedure for Identified Seller Indemnity Claims. An “Identified Seller Indemnity Claim” means any of the following Indemnity Claims brought against Seller with respect to which Seller expressly elects to retain control of the defense and settlement in its written Indemnity Notice to Buyer pursuant to Section 5.3(a) (or as soon as reasonably practicable thereafter so long as such notice is given by Seller prior to receipt of Buyer’s Notice of Election pursuant to Section 5.3(a)), and for which Seller indicates in such Indemnity Notice that Seller will seek indemnification from Buyer pursuant to this Agreement: (i) any Indemnity Claim brought by a governmental or regulatory entity (a “Public Indemnity Claim”); and (ii) any Indemnity Claim brought by a private party that is based on the same events that also resulted in a Public Indemnity Claim being brought against Seller, and where adjudication of the private party Indemnity Claim or some part of it may result in collateral estoppel with respect to a material issue of the Public Indemnity Claim. With respect to any Identified Seller Indemnity Claim, if Buyer timely (i.e., in accordance with Section 5.3(a)) delivers a Notice of Election acknowledging its obligation to indemnify and hold Seller harmless with respect to such Identified Seller Indemnity Claim, then: (iii) Seller will be entitled to have sole control over the defense and settlement of such Identified Seller Indemnity Claim at the cost and expense of Buyer, including payment of any settlement, judgment or award and the reasonable costs of defending or settling such Identified Seller Indemnity Claim; provided that in the event of a settlement by Seller, Buyer shall only be obligated to reimburse Seller for reasonable amounts paid or payable by Seller in settlement of such Identified Seller Indemnity Claim (the reasonableness of such amount determined by taking into consideration all of the facts and circumstances relating to such Identified Seller Indemnity Claim, including reputational risks to Seller, the potential for the Identified Seller Indemnity Claim to cause adverse impacts to Seller’s business or operations, and costs incurred by Seller as a result of or in connection with such Identified Seller Indemnity Claim); and (iv) Seller shall keep Buyer informed regarding the status of and developments in any such Identified Seller Indemnity Claim (subject to execution where appropriate of a mutually acceptable joint defense or common interest agreement), shall invite and allow Buyer to be present at relevant discussions, negotiations and proceedings to the greatest extent practicable, and shall, in advance of settling any such Identified Seller Indemnity Claim, meet and confer with Buyer regarding the terms and conditions of such settlement with respect to which it intends to seek indemnification so as to give Buyer an opportunity to provide its input regarding such terms and conditions; and (v) in the event that Seller rejects any settlement offer with respect to an Identified Seller Indemnity Claim *** then Buyer will be responsible only for reimbursing Seller ***(b) the reasonable amounts paid or payable by Seller in settlement of such Identified Seller Indemnity Claim, considering the factors described in Section 5.3(c)(iii) above; and

Final Asset Purchase Agreement - 15 - Health Net / Cognizant Confidential (vi) subject to the limitations described in Sections 5.3(c)(iii) and 5.3(c)(v) above, Buyer will promptly reimburse Seller upon demand for all Losses suffered or incurred by Seller as a result of or in connection with such Identified Seller Indemnity Claim. (d) Procedure Where No Proper Notice of Election Is Delivered (Applicable to all Indemnity Claims including, for clarity, Identified Seller Indemnity Claims). If the indemnitor does not deliver a timely (i.e., in accordance with Section 5.3(a)) Notice of Election that both (i) acknowledges its obligation to indemnify and hold the indemnitee harmless with respect to the Indemnity Claim, and (ii) in the case of any Indemnity Claim that is not an Identified Seller Indemnity Claim, includes an express election by the indemnitor to assume control of the defense and settlement of the Indemnity Claim, then the indemnitee may defend and/or settle the Indemnity Claim in such manner as it may deem appropriate at the cost and expense of the indemnitor, including payment of any settlement, judgment or award and the costs of defending or settling the Indemnity Claim. The indemnitor will promptly reimburse the indemnitee upon demand for all Losses suffered or incurred by the indemnitee as a result of or in connection with the Indemnity Claim. (e) Cooperation regarding Indemnity Claims. The indemnitor and the indemnitee shall provide reasonable cooperation with one another in connection with the defense and resolution of any Indemnity Claim, provided that any costs incurred by the indemnitee in connection with such cooperation shall be borne by the indemnitor, and shall be promptly reimbursed by the indemnitor upon demand from the indemnitee. 5.4 Survival of Representations and Warranties and Indemnities. All representations and warranties set forth herein, and the associated defense and indemnity obligations of the Indemnifying Party, shall survive the Closing and expire on the third (3rd) anniversary of the Closing Date, except that (i) the representations and warranties set forth in Sections 2.1, 2.2, 2.3, 3.1, 3.2, and 3.3 (each a “Fundamental Representation”), and the associated defense and indemnity obligations of the Indemnifying Party, shall survive indefinitely, and (ii) the representations and warranties of Seller set forth in Section 2.4, and Seller’s associated defense and indemnity obligations under Section 5.1, shall survive the Closing and expire on the fifth (5th) anniversary of the Closing Date. If an Indemnified Party delivers to an Indemnifying Party a written notice of a claim for indemnity based upon a breach of any of the Indemnifying Party’s representations or warranties set forth herein, then the applicable representation or warranty shall survive until, but only for purposes of, the resolution of the matter covered by such notice. 5.5 Waivers of Closing Conditions. Except as otherwise expressly provided herein, the rights to indemnification set forth in this ARTICLE V shall not be affected by any waiver by an Indemnified Party of any closing condition relating to the accuracy of any representations and warranties or the performance of or compliance with agreements and covenants. ARTICLE VI LIMITATIONS OF REMEDIES AND LIABILITY Notwithstanding any other provisions of this APA to the contrary, Seller’s and Buyer’s remedies and liabilities shall be subject to the terms, limitations and exclusions set forth in this ARTICLE VI, each of which shall be applicable according to its terms to the maximum extent permitted according to applicable Law.

Final Asset Purchase Agreement - 16 - Health Net / Cognizant Confidential 6.1 Acknowledgments of Buyer and Seller. Each of the Parties acknowledges and agrees that it is a sophisticated business entity, that it has been afforded ample opportunity to conduct due diligence in relation to, and to otherwise assess and evaluate, the transactions contemplated hereby, and that it considers the allocations of risk set forth in this APA to be reasonable and acceptable. Notwithstanding the preceding sentence, each Party shall be entitled to rely on the completeness and accuracy of the representations and warranties of the other Party given in this APA without regard to such Party’s own knowledge or due diligence; provided, however, that in the event of a conflict between this Section 6.1 and any other provision of this Agreement, such other provision shall control. 6.2 Buyer’s Remedies Against Seller. (a) *** 6.3 Seller’s Remedies Against Buyer. (a) *** ARTICLE VII DEFINITIONS 7.1 Defined Terms. For purposes of this APA, each of the following terms shall have the meaning set forth below: “ABS Platform” has the meaning specified in Section 1.1(a). “ABS Software” means the Software identified as ABS Software on Schedule 1.1(a). ***“Acquired Assets” has the meaning specified in Section 1.1. “Acquired Seller Intellectual Property Rights” has the meaning specified in Section 1.1(c). “Affiliate” means any affiliate, as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended. “Ancillary Agreements” has the meaning specified in Section 1.5 and shall also include other documents to be executed and/or delivered in connection with the transactions contemplated herein and therein, but specifically excludes the MSA and the Initial SOWs and any other documents and instruments not directly governing and supporting the consummation of the transactions contemplated hereby. “AP Effective Date” has the meaning specified in the preamble. “APA” has the meaning specified in the preamble. “Authorized Users” means Seller’s and its Affiliates’ and Service Recipients’ employees and contractors who are authorized by Seller or its Affiliate to access or receive data of Seller or its Affiliate that is stored in or processed by the Acquired Assets. “Bill of Sale” has the meaning specified in Section 1.5.

Final Asset Purchase Agreement - 17 - Health Net / Cognizant Confidential “BPaaS Services” has the meaning specified in the recitals. “BPaaS Services Commencement Date” has the meaning specified in the MSA. “Business Associate Agreement” means the Business Associate Agreement between Seller and Buyer entered into contemporaneously with the MSA. “Business Day” means a day other than a Saturday or Sunday or a public holiday on which the commercial banks are open for ordinary banking business in California. “Buyer” has the meaning specified in the preamble. “Buyer Indemnitees” has the meaning set forth in Section 5.1. “Buyer Material Adverse Effect” means any change, event, circumstance or development that has or is reasonably likely to have a material adverse effect on the ability of Buyer to use and operate Acquired Assets as a whole after the Closing; except, in either case, when resulting from a change Law after the Closing. “Closing” has the meaning set forth in Section 1.7. “Closing Condition” and “Closing Conditions” have the respective meanings set forth in Section 1.10. “Closing Date” has the meaning set forth in Section 1.7. “Code” means the Internal Revenue Code of 1986, as amended. “Configurations” means the Software configurations, settings and the like that Seller has made, and that Seller’s contractors (including Buyer) have made on Seller’s behalf, to configure and tailor, for use in Seller’s business, Software that Seller licenses from third parties and which interacts with the ABS Platform. “Copyright Assignment Agreement” has the meaning specified in Section 1.5. “Corporate Documents” means the certificate of organization, certificate of incorporation, operating agreement, bylaws and other governing documents of Seller or Buyer, as the case may be. “Developed ABS Software” means that Software comprising part of the ABS Platform which was developed for Seller by Seller’s employees and contractors other than ICI. “Disclosure Schedule” means the disclosure schedule provided by Seller to Buyer on the date hereof and attached hereto. “Dispute Date” has the meaning specified in Section 9.1(a)(i). “Effective Time” has the meaning specified in Section 1.7. “Excluded Assets” has the meaning specified in Section 1.3. “Excluded Third Party Actions” has the meaning specified in Section 5.1(a).

Final Asset Purchase Agreement - 18 - Health Net / Cognizant Confidential “Final Allocation” has the meaning specified in Section 4.2. “Fundamental Representation” has the meaning specified in Section 5.4. “Governmental Entity” means any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency. “ *** *** ***“Indebtedness” means all indebtedness of Seller for borrowed money, whether current or funded, or secured or unsecured, including (a) all obligations of Seller to banks or other institutional lenders pursuant to existing loan agreements; (b) all indebtedness of Seller for the deferred purchase price of property or services; (c) all indebtedness of Seller created or arising under any conditional sale or other title retention agreement with respect to property acquired by Seller (even though the rights and remedies of Seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (d) all indebtedness of Seller secured by a purchase money mortgage or other Security Interest to secure all or part of the purchase price of the property subject to such mortgage or Security Interest; (e) all obligations under leases that have been or must be recorded as capital leases in respect of which Seller is liable as lessee; (f) any liability of Seller in respect of banker’s acceptances or letters of credit; (g) all indebtedness referred to above that is directly or indirectly guaranteed by Seller or that Seller has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss; and (h) all interest, fees and other expenses owed with respect to the indebtedness referred to in clauses (a) through (g) above. “Indemnified Party” has the meaning set forth in Section 5.3. “Indemnifying Party” has the meaning set forth in Section 5.3. “Initial SOWs” means the MSA Statements of Work listed on Exhibit D. “Injunction” has the meaning specified in Section 6.2(d). “Intellectual Property Rights” means: (a) patents, patent applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, reexamination, utility model, certificate of invention and design patents, patent applications, registrations and applications for registrations; (b) trademarks, service marks, trade dress, Internet domain names, logos, trade names and corporate names and registrations and applications for registration thereof; (c) copyrights and registrations and applications for registration thereof; and (d) rights in inventions, whether patentable or non-patentable and whether or not reduced to practice, know-how, and rights in trade secrets and confidential information; and (e) other proprietary rights relating to any of the foregoing (including remedies against infringements thereof and rights of protection of interest therein under the Laws of all jurisdictions).

Final Asset Purchase Agreement - 19 - Health Net / Cognizant Confidential “Intellectual Property Rights Assignment and Assumption Agreement” has the meaning specified in Section 1.5. “Knowledge” means the actual knowledge of a Party’s Knowledge Individuals after due inquiry. “Knowledge Individuals” means, in the case of Buyer and Seller, respectively, the individuals identified as such on Schedule 7.1. “Law” or “Laws” means all applicable laws (including common laws), statutes, rules, regulations, ordinances, judgments, orders, writs, injunctions, directives, decrees and other pronouncements having the binding effect of law of any Governmental Entity. “Legal Proceeding” means any action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity or before any arbitrator. “Losses” means (a) in relation to Third Party Actions, (i) all awards and settlement payments to a third party in connection with a Third Party Action that are payable by an Indemnified Party, and (ii) costs of investigation and litigation (including attorneys’ fees and costs) incurred by an Indemnified Party prior to the Indemnifying Party assuming responsibility for the defense and settlement of the Third Party Action, or awarded by a court or arbitrator to the claimant in the Third Party Action; and (b) in relation to any other claim in respect of which either Party is obligated to indemnify and hold harmless the other Party under ARTICLE V, the actual direct damages suffered or incurred by the injured Party and its Affiliates arising out of the event giving rise to the indemnity obligation, but not including any special, indirect, incidental, consequential, exemplary, or punitive damages, or any lost profits, lost revenues, lost business opportunities, lost or unproductive investments, diminution in value, or lost savings suffered or incurred by the injured Party and/or its Affiliates. “MSA” means that certain Master Services Agreement dated as of November 2, 2014 between the Parties. “Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to frequency and amount). “Parties” and “Party” have the meanings specified in the preamble. “Person” means any legal or natural person, an individual, corporation, partnership, limited liability company, companies with unlimited liability, association, trust or other entity or organization, including a Governmental Entity. “Protected Health Information” has the meaning specified in the Business Associate Agreement. “Purchase Price” has the meaning specified in Section 1.6. “Retained Liabilities” means any and all liabilities or obligations (whether known or unknown, absolute or contingent, liquidated or unliquidated, due or to become due and accrued or unaccrued, and whether claims with respect thereto are asserted before or after the Closing) of Seller. The Retained Liabilities shall include, for the avoidance of doubt and without limitation, all liabilities and obligations of Seller:

Final Asset Purchase Agreement - 20 - Health Net / Cognizant Confidential (a) for costs and expenses incurred in connection with the negotiation and drafting of this APA or the consummation of the transactions contemplated by this APA; (b) under this APA, the MSA or the Ancillary Agreements; (c) for any Taxes payable with respect to Seller’s business or the Acquired Assets with respect to any taxable period or portion thereof ending on or before the Closing Date, or, with respect to Seller’s business, on or after the Closing Date; (d) arising out of events, conduct or conditions existing or occurring on or prior to the Closing Date that constitute a violation of or non-compliance with any Law, any judgment, decree or order of any Governmental Entity; (e) arising with respect to any employee or former employee of Seller or any Affiliate of Seller; (f) damage to or destruction of property of Seller occurring on or prior to the Closing Date; (g) in respect of any and all Seller Indebtedness; and (h) related to the ownership, operation and use of the Acquired Assets on or prior to the Closing Date. “Routine Liens” has the meaning specified in Section 2.4(b). “Security Interest” means any interest, mortgage, pledge, easement, assessment, security interest, lien, adverse claim, levy, charge or other encumbrance of any kind (whether voluntary or involuntary or whether arising by contract or by operation of Law). “Seller” has the meaning specified in the preamble. “Seller Confidential Information” means any non-public, commercially sensitive information (or materials) belonging to, concerning or in the possession or control of Seller or any of its Affiliates or Service Recipients that is furnished, disclosed or otherwise made available by (or on behalf of) Seller or any of its Affiliates or Service Recipients (directly or indirectly) to Buyer (or entities or persons acting on Buyer’s behalf) in connection with this APA, including in connection with the delivery of the Acquired Assets to Buyer, and which is (a) marked or identified in writing as confidential, proprietary, secret or with another designation sufficient to give notice of its sensitive nature, or (b) identifiers of Seller or a Seller Affiliate or Service Recipient or other descriptions that would enable a viewer of the information to specifically associate the marking with Seller or a specific Seller Affiliate or Service Recipient, or (c) is of a type that a reasonable person would recognize it to be proprietary or commercially sensitive to Seller or a Seller Affiliate or Service Recipient. For the avoidance of doubt “Seller Confidential Information” may include any (i) information meeting any of the foregoing criteria to which Buyer has access in Seller facilities or systems (or those of any Seller Affiliates or Service Recipients) operated by Buyer for Seller or otherwise accessed by Buyer to provide services to Seller and its Affiliates, (ii) Seller Data, Seller Owned Software and Seller Licensed Software other than the ABS Software, and systems access codes, (iii) information concerning Seller’s and/or its Affiliates’ and/or Service Recipients’ products, marketing strategies, financial affairs, employees, customers or suppliers, (iv) personal information and personally

Final Asset Purchase Agreement - 21 - Health Net / Cognizant Confidential identifiable information of Seller’s employees and members and any other information protected under the Business Associate Agreement (including Protected Health Information), and (v) those components of the Proprietary Business Rules that are identified in Schedule 1.3 as “HN IP”, in each case regardless of whether or how any of the foregoing is marked. “Seller Confidential Information” shall not include any particular information (other than personal information, personally identifiable information and Protected Health Information) of Seller that Buyer can demonstrate: (i) was rightfully in the possession of, or was rightfully known by, Buyer without an obligation to maintain its confidentiality prior to receipt from Seller; (ii) was or has become generally known to the public other than as a result of breach of this Agreement or a wrongful disclosure by Buyer or any of its agents; (iii) after disclosure to Buyer, was received from a third party who, to Buyer’s knowledge, had a lawful right to disclose such information to Buyer without any obligation to restrict its further use or disclosure; or (iv) was independently developed by Buyer without use of or reference to any Confidential Information of Seller. “Seller Data” means all data and information in any form, whether or not Seller Confidential Information, (i) entered in Software or equipment, directly or indirectly, by or on behalf of Seller, a Seller Affiliate, a former Seller Affiliate or any licensee, customer, provider (e.g., physician, medical group, hospital, etc.) contractor or other entity with which Seller has a business relationship, including derivative works of such data and information produced by, for or on behalf of Seller, (ii) directly or indirectly obtained by Buyer from, in connection with, or as a result of the Services provided by the Buyer under the MSA, or (iii) derived from either (i) or (ii). “Seller Indemnitees” has the meaning set forth in Section 5.2. “Seller Licensed Software” means Software owned (i.e., in which the copyright is owned) by a party other than Seller (or a Seller Affiliate) that is licensed by Seller (or a Seller Affiliate). “Seller Owned Software” means Software, other than the ABS Software, owned (i.e., in which the copyright is owned) by Seller (or a Seller Affiliate). “Seller Material Adverse Effect” means any change, event, circumstance or development that has or is reasonably likely to have a material adverse effect on, (a) the Acquired Assets as a whole, or (b) the ability of Buyer to use and operate Acquired Assets as a whole immediately after the Closing in the same manner as Seller used and operated the Acquired Assets immediately prior to the Closing; except, in either case, when resulting from a change in Law. “Service Recipient” means any of the following who are designated by Seller from time to time as recipients of Services under the MSA: Seller’s Affiliates, former Seller Affiliates, licensees, customers, providers (e.g., physicians, medical groups, hospitals, etc.), contractors and other entities with which Seller has a business relationship. “Software” means (i) program code, in binary object code (machine language) form and source code (programming language) form and all supporting documentation, media, on-line help facilities and tutorials, including any updates thereto, (ii) frameworks, utilities, macros, Software configurations, templates and tools used to deliver services or enhance the productivity or quality of services, and (iii) derivative works of any item described in clauses (i) and (ii). “Taxes” means all taxes and similar charges, fees, levies or assessments, including income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property sales, use, harmonized sales, goods and service, transfer, withholding (including withholding taxes on payments

Final Asset Purchase Agreement - 22 - Health Net / Cognizant Confidential to or from Seller), employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof. “Third Party Action” means any claims, actions, suits, complaints, petitions, inquiries, proceedings, hearings or investigations by a Person or entity other than Buyer or Seller for which indemnification may be sought by a party under ARTICLE V. “Third Party Materials” has the meaning specified in Section 2.4(b). “Transfer Taxes” has the meaning specified in Section 4.2. “UCITA” has the meaning specified in Section 9.6. “Use” means the right of a Party, through its employees and contractors, to use, execute, display, copy, perform, distribute copies of, maintain, modify, enhance and create derivative works of the subject licensed materials. ARTICLE VIII RULES OF CONSTRUCTION 8.1 Entire Agreement. This APA, including its attached Exhibits and Schedules and the Ancillary Agreements, constitutes the entire agreement between the Parties with respect to its subject matter and merges, integrates and supersedes all prior and contemporaneous agreements and understandings between the Parties, whether written or oral, concerning its subject matter. 8.2 Contracting Parties; No Third Party Beneficiaries. This APA is entered into solely between, and may be enforced only by, Seller and Buyer and their respective successors and permitted assigns. This APA does not create any legally enforceable rights in third parties, including suppliers, subcontractors and customers of a Party, except as provided in ARTICLE V with respect to Buyer Indemnitees and Seller Indemnitees. 8.3 Amendments and Modifications. Any terms and conditions varying from this APA on any document or written notification from either Party will not be effective or binding on the other Party. This APA may be amended or modified solely in a writing signed by an authorized representative of each Party. 8.4 Governing Law. This APA and performance under it shall be governed by and construed in accordance with the laws of the state of California without regard to its choice of law principles. 8.5 Consents and Approvals. Where approval, acceptance, consent or similar action by either Party is required under this APA, such action will not be unreasonably delayed, conditioned or withheld unless this APA expressly provides that it is in the discretion of the Party. No approval or consent given by a Party under this APA will relieve the other Party from responsibility for complying

Final Asset Purchase Agreement - 23 - Health Net / Cognizant Confidential with the requirements of this APA, nor will it be construed as a waiver of any rights under this APA (except to the extent, if any, expressly provided in such approval or consent). Each Party will, at the request of the other Party, perform those actions, including executing additional documents and instruments, reasonably necessary to give full effect to this APA and the transactions contemplated hereby. 8.6 Waiver. No failure or delay by a Party in exercising any right, power or remedy will operate as a waiver of that right, power or remedy, and no waiver will be effective unless it is in writing and signed by an authorized representative of the waiving Party. If a Party waives any right, power or remedy, the waiver will not waive any successive or other right, power or remedy that Party may have. 8.7 Remedies Cumulative. Except as otherwise expressly provided in this APA, all remedies provided in this APA are cumulative and in addition to and not in lieu of any other remedies available to a Party under this APA, at law or in equity. 8.8 References. (a) The section headings and the table of contents used in this APA are for convenience of reference only and will not enter into the interpretation of this APA. (b) References to numbered (or lettered) articles and sections of this APA also refer to and include all subsections of the referenced article or section. (c) Unless otherwise indicated, references to Exhibits and Schedules to this APA also refer to and include all attachments to the referenced Exhibit or Schedule. (d) Unless the context requires otherwise, “including” (and any of its derivative forms) means including, but not limited to. 8.9 Order of Precedence. If there is any conflict between this APA and any of the Ancillary Agreements, the Parties shall attempt to read any such conflicting provisions consistently; however, in the event such a consistent reading cannot be accomplished, this APA shall control. 8.10 Severability. If any provision of this APA conflicts with the Law under which this APA is to be construed or if any provision of this APA is held invalid, illegal or otherwise unenforceable by a competent authority, such provision will, if possible, be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable Law. In any event, the remainder of this APA will remain in full force and effect. 8.11 Counterparts. This APA may be executed in several counterparts and by facsimile or PDF signature, all of which taken together constitute a single agreement between the Parties. Each signed counterpart, including a signed counterpart reproduced by reliable means (including facsimile and PDF), will be considered as legally effective as an original signature. 8.12 Reading Down. If a provision of this APA is reasonably capable of an interpretation which would make that provision valid, lawful and enforceable and an alternative interpretation that would make it unenforceable, illegal, invalid or void then, so far as is possible, that provision will be interpreted or construed to be limited and read down to the extent necessary to make it valid and enforceable.

Final Asset Purchase Agreement - 24 - Health Net / Cognizant Confidential ARTICLE IX DISPUTE RESOLUTION Any dispute between the Parties arising out of or relating to this APA, including with respect to the interpretation of any provision of this APA or with respect to performance by a Party, will be resolved as provided in this ARTICLE IX. 9.1 Informal Dispute Resolution. (a) Subject to Section 9.1(b), the Parties initially will attempt to resolve any dispute arising out of or relating to this APA informally in accordance with the following: (i) Within ten (10) days after a Party receives notice of a dispute from the other Party (“Dispute Date”), it will designate a senior representative (i.e., in the case of Buyer, ***, and in the case of Seller, Vipul Khanna (or his designee), who will offer to meet with the designated senior representative of the other Party for the purpose of attempting to resolve the dispute amicably. All communications pursuant to this Section 9.1(a) shall be deemed communications covered by and subject to Federal Rule of Evidence 408 and provisions to similar effect under New York Law and, accordingly, any such communications shall not be admissible in court as evidence against either Party. (ii) The appointed representatives will meet promptly to discuss the dispute and attempt to resolve it without the necessity of any formal proceeding. They will meet as often as the Parties deem necessary in order that each Party may be fully advised of the other’s position. During the course of discussion, all reasonable requests made by one Party to the other for non-privileged information reasonably related to the matters in dispute will be honored promptly. (iii) The specific format for the discussions will be left to the discretion of the appointed representatives. (b) Formal dispute resolution may be commenced by a Party upon the first to occur of any of the following: (i) the appointed representatives conclude in good faith that amicable resolution of the dispute through continued negotiation does not appear likely; (ii) seven (7) days have passed from the Dispute Date (this period will be deemed to run notwithstanding any claim that the process described in this Section 9.1 was not followed or completed); or (iii) commencement of formal dispute resolution is deemed necessary by a Party to avoid the expiration of an applicable limitations period or to preserve a superior position with respect to other creditors, or a Party makes a good faith determination, including as provided in Section 9.4, that a breach of this APA by the other Party is such that a temporary restraining order or other injunctive or conservatory relief is necessary. (c) All timeframes specified in this Section 9.1 are not-to-exceed durations. In the event of disputes related to compliance with Laws, either Party may require the other Party (and the

Final Asset Purchase Agreement - 25 - Health Net / Cognizant Confidential other Party shall comply with) shorter timeframes as needed in order for the Party to respond to any regulator or regulatory deadlines. 9.2 Arbitration. Any dispute between the Parties arising out of or relating to this APA that is not resolved pursuant to Section 9.1 shall be finally settled by mandatory and binding arbitration administered by the American Arbitration Association (“AAA”) in accordance with its then-effective Commercial Arbitration Rules (the “Rules”) and in accordance with the following: (a) One (1) arbitrator shall be appointed in accordance with the Rules. Either Party may initiate arbitration by submitting a written request for arbitration to the AAA and the other Party, setting forth in reasonable detail the subject of the dispute and the relief requested. (b) The arbitration shall be conducted in accordance with the Rules, provided that to the extent this Section 9.2 modifies, supplements or is inconsistent with the Rules, this Section 9.2 will govern. The arbitrator shall have no power or authority to amend or disregard any provision of this Section 9.2 or any other provision of this Agreement. The arbitration hearing shall be commenced promptly and conducted expeditiously, with each Party being allocated one-half of the time for the presentation of its case. (c) Unless otherwise agreed by the Parties, arbitration hearings hereunder shall be held in Los Angeles, California. The language of the arbitration shall be English. Unless otherwise agreed by the Parties, an arbitration hearing shall be conducted on consecutive days. The Parties will participate in the arbitration in good faith, and will share equally in the administrative costs of the arbitration; provided however, that each Party will pay its own attorneys’ fees (subject to the next sentence). The arbitrator may, in his or her discretion, award the prevailing Party its attorneys’ fees and out-of-pocket expenses, including its share of the arbitration fees. (d) Recognizing the express desire of the Parties for an expeditious means of dispute resolution, each Party will, upon the written request of the other Party, promptly provide the other with copies of documents relevant to the issues raised by the dispute. (e) The Parties shall be permitted to conduct reasonable discovery, and each Party will be entitled to conduct up to ten (10) hours of depositions. (f) The arbitrator will have full power and authority to determine issues of arbitrability and to interpret or construe the applicable provisions of this Agreement. (g) The award shall be made within thirty (30) days of the completion of the arbitration hearing. (h) Each Party shall submit to the arbitrator and exchange with each other not less than seven (7) days prior to the scheduled hearing date their last, best offers, along with a brief and documentation in support of their offer. The arbitrator shall have the authority to limit the length of such submissions. (i) The arbitrator’s decision shall be final and binding on the Parties, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. 9.3 Continued Performance. Each Party agrees (a) to continue performing its obligations under this APA while a dispute is being resolved except (and then only) to the extent performance is

Final Asset Purchase Agreement - 26 - Health Net / Cognizant Confidential prevented by the other Party or the issue in dispute precludes performance, and (b) not to take any action that intentionally obstructs, delays or reduces in any way the performance of such obligations. For the avoidance of doubt, this Section 9.3 shall not be interpreted to limit either Party’s right to terminate this APA (in whole or in part) as provided in Section 1.10. 9.4 Equitable Remedies. Each Party acknowledges that a breach of any of its obligations under this APA, or its infringement or misappropriation of any Intellectual Property Rights of the other Party, may irreparably harm the other Party in a way that could not be adequately compensated by money damages. In such a circumstance, the aggrieved Party may (in addition to all other remedies and rights) proceed directly to court, as provided in Section 9.2, notwithstanding the other provisions of this ARTICLE IX. If the court should find that a Party has breached (or attempted or threatened to breach) any such obligations, such Party agrees that without posting bond or proving damages and without any additional findings of irreparable injury or other conditions to injunctive relief, it will not oppose the entry of an appropriate order compelling its performance of such obligations and restraining it from any further breaches (or attempted or threatened breaches) of such obligations. 9.5 WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SUBJECT MATTER HEREOF, ANY OTHER FUNDAMENTAL DOCUMENT OR THE SUBJECT MATTER THEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THE PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH SUCH OTHER PARTIES HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND ANY OTHER FUNDAMENTAL DOCUMENT. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9.5 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY CREDIT PARTY TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY. 9.6 Disclaimer of the Uniform Computer Information Transactions Act. TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, THE PARTIES DISCLAIM AND NONE OF THIS APA SHALL BE SUBJECT TO THE UNIFORM COMPUTER INFORMATION TRANSACTIONS ACT (“UCITA”) (PREPARED BY THE NATIONAL CONFERENCE OF COMMISSIONERS ON UNIFORM STATE LAWS) AS CURRENTLY ENACTED OR AS MAY BE ENACTED, CODIFIED OR AMENDED FROM TIME TO TIME BY ANY JURISDICTION. TO THE EXTENT THAT ANY ASPECT OF THIS APA OR ANY LICENSE GRANTED UNDER THIS APA IS UNCLEAR OR DISPUTED BY THE PARTIES AND UCITA, IF APPLIED, WOULD CLARIFY SUCH LICENSE OR RESOLVE SUCH DISPUTE, THE PARTIES AGREE TO CLARIFY SUCH LICENSE OR RESOLVE SUCH DISPUTE INDEPENDENTLY OF UCITA BY APPLYING THE INTENT OF THE PARTIES AT THE TIME THAT THEY ENTERED THIS APA. ARTICLE X GENERAL

Final Asset Purchase Agreement - 27 - Health Net / Cognizant Confidential 10.1 Binding Nature and Assignment. This APA is binding on the Parties and their respective successors and permitted assigns. Neither Party may assign this APA or delegate its rights or obligations under this APA without the prior written consent of the other Party. Any attempted assignment in violation of this Section 10.1 will be void and will constitute a material breach of this APA by the Party attempting the assignment. 10.2 Notices. All notices, requests, demands and determinations under this APA (other than routine operational communications), shall be in writing and shall be deemed duly given (i) when delivered by hand, (ii) on the designated day of delivery after being timely given to an express overnight courier with a reliable system for tracking delivery, (iii) six days after the day of mailing, when mailed by United States mail, registered or certified mail, return receipt requested and postage prepaid, and addressed as follows: If to Seller Health Net, Inc. 21650 Oxnard Street Woodland Hills, CA 91367 Attn: James E. Woys Copy to: Health Net, Inc. 21650 Oxnard Street Woodland Hills, CA 91367 Attn: General Counsel and to: Pillsbury Winthrop Shaw Pittman LLP 2300 N Street, N.W. Washington, DC 20037 Fax: (202) 663-8007 Attn: Joseph E. Kendall If to Buyer: Cognizant Healthcare Services, LLC 500 Frank W. Burr Boulevard Teaneck, NJ 07666 Fax: (201) 801-0243 Attn: General Counsel Copy to: Reed Smith LLP 599 Lexington Avenue New York, NY 10022 Fax: (212) 521-5450 Attn: Yvan-Claude Pierre 10.3 Covenant of Good Faith. Each Party, in its respective dealings with the other Party under or in connection with this APA, will act reasonably and in good faith. 10.4 Public Disclosures. Neither Party shall make any media releases, public announcements or public disclosures relating to this APA or the subject matter of this APA, including promotional or marketing material, but not including disclosures to the extent required to meet legal or regulatory requirements beyond the reasonable control of the disclosing Party, without the prior written consent of the other Party. 10.5 Expenses. Each Party shall bear its own costs and expenses (including legal fees and expenses) incurred in connection with this APA and the transactions contemplated hereby. Remainder of Page Intentionally Blank

Final Asset Purchase Agreement Health Net / Cognizant Confidential IN WITNESS WHEREOF, the Parties have duly executed this APA as of the date first above written. COGNIZANT HEALTHCARE SERVICES, LLC By: /s/ Steven Schwartz Name: Steven Schwartz Title: Executive Vice President Chief Legal and Corporate Affairs Officer Signature Page to Asset Purchase Agreement

Final Asset Purchase Agreement Health Net / Cognizant Confidential IN WITNESS WHEREOF, the Parties have duly executed this APA as of the date first above written. HEALTH NET, INC. By: /s/ James E. Woys Name: James E. Woys Title: EVP, COO & CFO Signature Page to Asset Purchase Agreement